SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                               December 15, 1996
                Date of Report (Date of earliest event reported)




                            THE VONS COMPANIES, INC.
               (Exact name of registrant as specified in Charter)






             MICHIGAN                1-8452               38-1623900
          (State or other         (Commission            (IRS Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)


           618 Michillinda Avenue, Arcadia, California       91007
            (Address of principal executive offices)      (Zip Code)



                                  (818) 821-7000
               (Registrant's telephone number, including area code)







         ITEM 5.   OTHER EVENTS

                   On December 15, 1996, The Vons Companies, Inc., a Michigan corporation (the "Company" or "Vons"), entered into an Agreement and Plan of Merger, dated as of December 15, 1996 (the "Merger Agreement"), by and among the Company, Safeway Inc., a Delaware corporation ("Safeway"), and SSCI Merger Sub, Inc., a Michigan corporation and an indirect wholly owned subsidiary of Safeway ("Merger Sub"). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Vons (the "Merger"), with Vons surviving the Merger as an indirect wholly owned subsidiary of Safeway. Pursuant to the Merger Agreement and upon consummation of the Merger, each outstanding share of common stock, par value $0.10 per share (the "Vons Common Stock"), of Vons (excluding any Vons Common Stock held directly or indirectly by Safeway which will be cancelled), will be con-verted into the right to receive 1.425 shares of common stock, par value $0.01 per share, of Safeway ("Safeway Common Stock"). In addition, each outstanding option to purchase Vons Common Stock under the Vons employee stock option plans will be assumed by Safeway and become options to purchase Safeway Common Stock. Consummation of the Merger is subject to certain conditions, including, among others, (i) the ap-proval of the Merger, the Merger Agreement and the transac-tions contemplated thereby at the meeting of the stockholders of Vons held for such purpose by a majority of the outstanding shares of Vons not owned by Safeway or its affiliates and (ii) compliance with applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed as an exhibit to this Form 8-K and incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

              (c)  The following exhibits are filed as part of this
         Report:

              2.1 Agreement and Plan of Merger dated as of December 15, 1996 by and among Safeway Inc., SSCI Merger Sub, Inc. and The Vons Companies, Inc.












                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE VONS COMPANIES, INC.



         Dated:  December 18, 1996     By:/s/ Terrence J. Wallock
                                          Terrence J. Wallock
                                          Executive Vice President,
                                            General Counsel and
                                            Secretary







                                 EXHIBIT INDEX


         Exhibits.

              2.1 Agreement and Plan of Merger dated as of December 15, 1996 by and among Safeway Inc., SSCI Merger Sub, Inc. and The Vons Companies, Inc.